UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 5, 2019

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
 394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2020	PLD/20A	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	Floating Rate Notes due 2020	PLD/20B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 5, 2019, the Talent and Compensation Committee of our board of directors approved forms of amendments (the “Amendments”) to the waivers of retirement eligibility related benefits previously executed by our Chief Executive Officer, Chief Legal Officer, Chief Financial Officer, Chief Investment Officer, our Chief Operations Officer and our Chief Customer Officer (collectively, the “NEOs”).
In their original waivers, such NEOs voluntarily elected to forgo retirement eligibility benefits related to their equity awards granted after January 1, 2017 (in the case of our Chief Executive Officer) (the “CEO Effective Date”) and after September 1, 2018 (in the case of the other NEOs) (the “Other NEO Effective Date”).    Under the Amendments, the NEOs’ retirement eligibility benefits will continue to be waived to the same extent as provided in their original waivers.
Generally, with respect to any equity award granted to the NEOs after the CEO Effective Date or the Other NEO Effective Date, as applicable, and outperformance awards for performance periods starting in 2016, the Amendments will allow for continued vesting of applicable equity awards after termination of employment if an NEO performs approved Good Works (as defined in the Amendments) or substantive services for the company.    If the NEO violates the
non-compete
provision contained in the Amendments, then vesting allowed by approved Good Works or substantive services under the Amendment will cease, forfeiting applicable awards.
Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

10.1	Form of Retirement Eligibility Waiver Amendment for Hamid Moghadam

10.2	Form of Retirement Eligibility Waiver Amendment for Named Executive Officers (other than Hamid Moghadam)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2019	PROLOGIS, INC.

	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Senior Vice President, Associate General Counsel

Date: December 10, 2019	PROLOGIS, L.P. By: Prologis, Inc., its General Partner

	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Senior Vice President, Associate General Counsel